SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Brown Capital Management Mutual Funds
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Brown Capital Management Mutual Funds
The Brown Capital Management Mid-Cap Fund
The Brown Capital Management Small Company Fund
The Brown Capital Management International Equity Fund

1201 N. Calvert Street
Baltimore, Maryland 21202

November 3, 2014

Dear Shareholder:

A Special Meeting of the Shareholders of Brown Capital Management Mutual Funds will be held on December 11, 2014 at 9:00 a.m., Eastern Time.

The Trust’s Board of Trustees is seeking your vote for the election of four Trustees to the Trust’s Board of Trustees. All of the nominees currently serve as Trustees of the Trust.

We urge you to complete, sign and return the enclosed proxy card promptly. A postage-paid envelope is enclosed for this purpose. Whether or not you plan to be present at the meeting, your vote is important and you are, therefore, strongly encouraged to return a proxy card for the Funds in which you are invested.

If your shares are held in street name, only your bank or broker can vote your shares and generally only upon receipt of your specific instructions. Please contact the person responsible for your account and instruct him or her to execute a proxy card today.

We look forward to receiving your proxy so that your shares may be voted at the meeting.

Sincerely,

John H. Lively
Secretary

Brown Capital Management Mutual Funds
The Brown Capital Management Mid-Cap Fund
The Brown Capital Management Small Company Fund
The Brown Capital Management International Equity Fund

1201 N. Calvert Street
Baltimore, Maryland 21202
1.877.892.4BCM

Important Notice Regarding Availability of Proxy Materials for the
Shareholder Meeting to be held on December 11, 2014:
This Proxy Statement is Available online at the Following Website:

http://www.2voteproxy.com/bcm

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Shareholders of Brown Capital Management Mutual Funds (the “Trust”):

Notice is hereby given that a special meeting of the shareholders of the Trust (the “Special Meeting”) will be held on December 11, 2014 at the offices of the Trust (1201 N. Calvert Street, Baltimore, Maryland 21202), at 9:00 a.m., Eastern Time, for the following purposes, which are more fully described in the accompanying Proxy Statement:

1.	To elect four Trustees to the Board of Trustees of the Trust.

2.	To transact such other business as may properly come before the Special Meeting and any postponement or adjournment thereof.

The Board of Trustees recommends that you vote FOR each Trustee to the Board of Trustees identified in this Proxy Statement. The Board of Trustees of the Trust has fixed the close of business on October 17, 2014 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any postponement or adjournment thereof. Copies of these proxy materials, including this notice of the Special Meeting, the Proxy Statement, and the proxy card, also are available to you at http://www.2voteproxy.com/bcm.

We urge you to mark, sign, date and mail the enclosed proxy in the postage-paid envelope provided as soon as possible so that you will be represented at the Special Meeting. If you desire to vote in person at the Special Meeting, you may revoke your proxy at any time before it is exercised. Your vote is important no matter how many shares you own. In order to avoid the additional expense of further solicitation, we ask your cooperation in completing your proxy card promptly.

By order of the Board of Trustees of the Trust,

John H. Lively
Secretary
November 3, 2014

PROXY STATEMENT

Brown Capital Management Mutual Funds
The Brown Capital Management Mid-Cap Fund
The Brown Capital Management Small Company Fund
The Brown Capital Management International Equity Fund

1201 N. Calvert Street
Baltimore, Maryland 21202

INTRODUCTION

The enclosed proxy is solicited by the Board of Trustees (the “Board”) of Brown Capital Management Mutual Funds (the “Trust”) for use at the Special Meeting of Shareholders (the “Special Meeting”) to be held on December 11, 2014 at 9:00 a.m., Eastern Time, and any postponement or adjournment thereof, for action upon the matters set forth in the accompanying Notice of the Special Meeting of Shareholders (the “Notice”). Shareholders of record at the close of business on October 17, 2014 are entitled to be present and to vote at the Special Meeting or any postponed or adjourned session thereof. The Notice, this Proxy Statement and the enclosed proxy card are first being mailed to shareholders on approximately November 3, 2014.

The Trustees recommend that you vote:

1.	For the election of four Trustees to the Board.

2.	In the discretion of the persons named as proxies in connection with any other matters that may properly come before the Special Meeting or any postponement or adjournment thereof.

The Trust has three series of shares – The Brown Capital Management Mid-Cap Fund, The Brown Capital Management Small Company Fund, and The Brown Capital Management International Equity Fund (each a “Fund” and, collectively, the “Funds”). Shareholders of all Funds vote together as a single class on the election of Trustees. Each whole share is entitled to one vote as to any matter on which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote. Shares represented by your duly executed proxy will be voted in accordance with your instructions. If no instructions are made on a submitted proxy, the proxy will be voted FOR the election of each Trustee.

PROPOSAL

ELECTION OF TRUSTEES

The Investment Company Act of 1940, as amended (the “1940 Act”) requires that shareholders elect a fund’s trustees under certain circumstances. As a general matter, a board of trustees may fill vacancies as long as, after the board fills the vacancy, at least two-thirds of the trustees have been elected by shareholders. Currently there are five Trustees and three of them have previously been elected by shareholders, and the remaining two were appointed as Trustees by the Trustees who are not “interested persons” (“Independent Trustees”) following a Board meeting held on October 10, 2014. One current Trustee, Mr. Jack Brinson, will not be a nominee for the Board and intends to retire after more than 20 years of service in December 2014. As such, two of the four Nominees have previously been appointed by shareholders, and by electing the Nominees now, the Board will continue to be able to appoint new Trustees in the future without the expense of conducting additional shareholder meetings.

Following a Board meeting held on October 10, 2014, the current “Independent Trustees” (defined below) of the Trust nominated for election the four nominees listed below to serve on the Board of Trustees of the Trust. The nominees are: Keith A. Lee, James H. Speed, Jr., Louis G. Hutt, Jr., and Claude Z. Demby (the “Nominees”). Mr. Lee is an “interested person” of the Trust as that term is defined in the 1940 Act by virtue of his position as an officer of Brown Capital Management, LLC, the investment adviser to the Trust (Mr. Lee is referred to as the “Interested Nominee” or “Interested Trustee”). Each of the other Nominees is not an “interested person” of the Trust as that term is defined in the 1940 Act (each referred to as an “Independent Nominee” or “Independent Trustee”). Each Independent Nominee was nominated by the Trust’s current Board members who are Independent Trustees.

The shareholders of the Trust are being asked to vote for the election of the Nominees at this Special Meeting. If elected, the Nominees will comprise the entire Board of the Trust, and each of them will hold office until the appointment and/or election and qualification of his or her successor, if any, or until he or she sooner dies, resigns, retires or is removed. Any Trustee may be removed at a meeting of shareholders by a vote that meets the requirements of the Trust’s organizational documents. All of the Nominees have consented to serve as Trustees. However, if any Nominee is not available for election at the time of the Special Meeting, the proxies may be voted for such other person(s) as shall be determined by the persons acting under the proxies in their discretion.

Each Trustee was nominated to serve on the Board of Trustees based on their particular experiences, qualifications, attributes and skills. Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified. The Trustees are responsible for the management and supervision of the Funds. They set broad policies for the Funds and choose the Funds’ officers. The Trustees also approve all significant agreements between the Trust, on behalf of the Funds, and those companies that furnish services to the Funds; review performance of the investment adviser and the Funds; and oversee activities of the Funds.

In regard to each Trustee, the Board considered, among other factors, the experience and qualifications of the individuals as described below in reaching a conclusion to have the Trustees serve on the Board. Generally, no one factor was decisive in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following (1) the individual’s business and professional experience and accomplishments; (2) the individual’s ability to work effectively with the other members of the Board; and (3) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board. In respect of each Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trust, were a significant factor in the determination that the individual should serve as a Trustee of the Trust. In addition to the information provided in the chart below, the following is a summary of the specific experience, qualifications, attributes or skills of each Trustee and the reason why he was selected to serve as Trustee.

Keith A. Lee.  Mr. Lee has experience as an investor, serving for more than 20 years as a portfolio manager/analyst, and business experience as a President and COO and Chairman of the Management Committee of an investment management company.

James H. Speed, Jr.  Mr. Speed has experience as an investor, as trustee of several other investment companies, and business experience as President and CEO of an insurance company and as President of a company in the business of consulting and private investing.

Louis G. Hutt, Jr.  Mr. Hutt is a certified public accountant and an attorney with extensive experience in financial accounting, auditing, law and business management. His practice concentration areas include regulatory compliance, business compliance, business planning law, tax controversies and management advisory services. Mr. Hutt received an undergraduate degree in Business Administration from Washington University in St. Louis and a Juris Doctor from the University of Maryland School of Law.

Claude Z. Demby.  Mr. Demby has extensive business and management experience as a President and CEO of an international group of manufacturing businesses. He also has a background in engineering and production and has experience serving on the boards of a local hospital and chamber of commerce.

Following is a list of the Nominees of the Trust and their principal occupation over the last five years.

NON-INTERESTED NOMINEES

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST FIVE YEARS
James H. Speed, Jr. 1201 N. Calvert St. Baltimore, MD 21202 Age: 61	Trustee, Chairman	Indefinite, Since September 2002	President and CEO of NC Mutual Insurance Company (insurance company) since May 2003; President of Speed Financial Group, Inc. (consulting/private investments) from March 2000 to April 2003.	3	Independent Trustee of the following: Starboard Investment Trust for its 24 series; Hillman Capital Management Investment Trust for its one series; and Centaur Mutual Funds for its one series (all registered investment companies). Member of Board of Directors of NC Mutual Life Insurance Company. Member of Board of Directors of M&F Bancorp and Investors Title Company. Previously, Independent Trustee of New Providence Investment Trust for its one series from 2009 to 2011 (registered investment company).

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST FIVE YEARS
Louis G. Hutt, Jr. 1201 N. Calvert St. Baltimore, MD 21202 Age: 60	Trustee	Indefinite, Since October 2014	Managing Member of The Hutt Co., LLC (certified public accountants) from 1983 to present; Managing Member of The Hutt Law Firm (from 1983 to present).	3	Member of Board of Trustees and Chair of Audit Committee of Washington University, St. Louis; Member of the Board of Directors, Advance Bank of Baltimore.
Claude Z. Demby 1201 N. Calvert St. Baltimore, MD 21202 Age : 50	Trustee	Indefinite, Since October 2014	President and CEO of Noël Group (international group of manufacturing businesses) from 2008 to present.	3	Chair Elect, Raleigh Chamber of Commerce; Chairman of the Board, Federal Reserve Bank of Richmond-Charlotte Branch; Director, Board of Advisors, Duke-Raleigh Hospital; Director, Board of Advisors, Valour Academy Schools.

INTERESTED NOMINEE

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST FIVE YEARS
Keith A. Lee 1201 N. Calvert St. Baltimore, MD 21202 Age: 54	Trustee; President and Principal Executive Officer, the Funds	Trustee since June 2002; Vice President since 1992; Principal Executive Officer since 2002	President and COO/Senior Portfolio Manager of Brown Capital Management, LLC (advisor of the Funds); previously President and COO/Senior Portfolio Manager of Brown Capital Management, Inc.; previously, Senior Vice President of Brown Capital Management, Inc.	3	None

Mr. Lee would be an “interested trustee”, as that term is defined in the 1940 Act, because of his position as an officer with Brown Capital Management, LLC, the investment adviser to the Trust.

Each of the Nominees has agreed to serve as a Trustee if elected. If elected, each Trustee will serve until he resigns, retires or is removed from the Board as provided in the Trust’s governing documents.

The Board of Trustees oversees the Trust and certain aspects of the services of each investment adviser and the Funds’ other service providers.

Board Meetings and Committees

During the fiscal year ended March 31, 2014, the Board of Trustees of the Trust met five times. Each Trustee (other than Mr. Hutt and Mr. Demby who became Trustees following a Board meeting held on October 10, 2014) attended 100% of the meetings during the fiscal year ended March 31, 2014.

The Board of Trustees has established four committees. The Board of Trustees has considered the overall leadership structure of the Trust and has established committees designed to facilitate the governance of the Trust by the Trustees generally and the Board’s role with respect to risk oversight specifically. The Trust’s committees are responsible for certain aspects of risk oversight relating to financial statements, the valuation of the Trust’s assets, and compliance matters. The Board of Trustees also has frequent interaction with the service providers and Chief Compliance Officer of the Trust (the “CCO”) with respect to risk oversight matters. The Trust’s CCO reports directly to the Board generally with respect to the CCO’s role in managing the compliance risks of the Trust. The CCO may also report directly to a particular committee of the Board depending on the subject matter. The Trust’s principal financial officer reports to the Audit Committee of the Board on all financial matters affecting the Trust, including risks associated with financial reporting. Through the committee structure, the Trustees also interact with other officers and service providers of the Trust to monitor risks related to the Trust’s operations. The Trust has determined that its leadership structure is appropriate based on the size of the Trust, the Board of Trustees’ current responsibilities, each Trustee’s ability to participate in the oversight of the Trust and committee transparency.

Trustee Standing Committees.  The Trust’s committees are responsible for certain aspects of risk oversight relating to financial statements, the valuation of the Trust’s assets, and compliance and governance matters. The Board of Trustees currently has established the following standing committees:

Audit Committee:  The Independent Trustees are the current members of the Audit Committee. The Audit Committee oversees the Funds’ accounting and financial reporting policies and practices, its internal controls, reviews the results of the annual audits of the Funds’ financial statements, and appoints and interacts with the Funds’ independent auditors on behalf of all the Trustees. The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary. The Audit Committee met twice during the Funds’ last fiscal year.

Governance and Nominating Committee:  The Independent Trustees are the current members of the Governance and Nominating Committee. The Governance and Nominating Committee nominates, selects and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust. The nomination of Independent Trustees is in the sole and exclusive discretion of the Governance and Nominating Committee and the Governance and Nominating Committee may consider nominees recommended by the Funds’ shareholders. The Governance and Nominating Committee also assists the Board of Trustees in adopting fund governance practices and meeting certain fund governance standards. The Governance and Nominating Committee operates pursuant to a Charter attached hereto as Appendix B and meets on at least an annual basis. The Governance and Nominating Committee meets only as necessary. Information on shareholder submission of trustee candidates is included in the Charter contained in Exhibit A. The Governance and Nominating Committee met once during the Funds’ last fiscal year.

Proxy Voting Committee:  The Independent Trustees are the current members of the Proxy Voting Committee. The Proxy Voting Committee will determine how a Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Fund’s Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor, or principal underwriter, on the other hand. The Proxy Voting Committee will review the Trust’s Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable. The Proxy Voting

Committee will also decide if a Fund should participate in a class action settlement, if called upon by the Advisor, in cases where a class action settlement with respect to which a Fund is eligible to participate presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Advisor, on the other hand. The Proxy Voting Committee meets only as necessary and did not meet during the Funds’ last fiscal year.

Qualified Legal Compliance Committee:  The Independent Trustees are the current members of the Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee receives, investigates, and makes recommendations as to appropriate remedial action in connection with any report of evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, Trustees, or agents. The Qualified Legal Compliance Committee meets only as necessary and did not meet during the Funds’ last fiscal year.

Nominee Ownership of Fund Shares. The table below shows the range of equity securities beneficially owned by each Nominee as of March 31, 2014 in each Fund and in all Funds in the aggregate within the Trust complex.

Name of Nominee	Funds	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Trustee in Family of Investment Companies
Independent Trustees
James H. Speed, Jr.	Small Company Fund	None
	International Equity Fund	None
	Mid-Cap Fund	None
None
Louis G. Hutt, Jr. *	Small Company Fund	None
	International Equity Fund	None
	Mid-Cap Fund	None
None
Claude Z. Demby*	Small Company Fund	None
	International Equity Fund	None
	Mid-Cap Fund	None
None
Interested Trustees
Keith A. Lee	Small Company Fund	$50,001 - $100,000
	International Equity Fund	$50,001 - $100,000
	Mid-Cap Fund	Over $100,000
Over $100,000

* Mr. Hutt and Mr. Demby became Trustees of the Trust following a Board meeting held on October 10, 2014.

Ownership of Securities of Advisor, Distributor, or Related Entities.  As of March 31, 2014, none of the Independent Trustee Nominees and/or their immediate family members own securities of the Advisor, Distributor, or any entity controlling, controlled by, or under common control with the Advisor or Distributor.

Compensation.  Officers of the Trust, except the Chief Compliance Officer, and Trustees who are interested persons of the Trust will receive no salary or fees from the Trust. Each Trustee who is not an “interested person” of the Trust receives a $16,000 annual retainer and a $1,500 per meeting fee. At a Board meeting on October 10,

2014, the Board approved a change to the compensation structure to a $29,000 annual retainer and a $1,500 per meeting fee. The new compensation structure will become effective on December 19, 2014.

All Trustees and officers are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings. The following compensation table for the Trustees is based on figures for the fiscal year ended March 31, 2014. Each of the Trustees currently serves as a Trustee to the three series portfolios of the Trust.

Compensation Table
Name of Person, Position	Aggregate Compensation from each Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Funds and Trust Paid to Trustees
Jack E. Brinson, Independent Trustee	$7,333	None	None	$22,000
James H. Speed, Jr., Independent Trustee	$7,333	None	None	$22,000
Louis G. Hutt, Jr.*	None	None	None	None
Claude Z. Demby*	None	None	None	None
Keith A. Lee, Trustee	None	None	None	None

* Mr. Hutt and Mr. Demby became Trustees of the Trust following a Board meeting held on October 10, 2014.

As of September 30, 2014, the Trustees and officers of the Trust as a group owned beneficially (i.e., directly or indirectly had voting and/or investment power) less than 1% of the Investor Shares of the Small Company Fund, less than 1% of the Investor Shares of the International Equity Fund, and less than 1% of the Investor Shares of the Mid-Cap Fund. On the same date, the Trustees and officers of the Trust as a group owned beneficially (i.e., directly or indirectly had voting and/or investment power) less than 1% of the Institutional Shares of the Small Company Fund, less than 1% of the Institutional Shares of the Mid-Cap Fund, and less than 1% of the Institutional Shares of the International Equity Fund.

The following table provides information regarding the Officers of the Trust.

OFFICERS WHO ARE NOT TRUSTEES

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY OFFICER	OTHER DIRECTORSHIPS HELD BY OFFICER
Robert Young 1201 N. Calvert St. Baltimore, MD 21202 Age: 45	Vice President	Since 2011	Managing Director/Head of Marketing, Brown Capital Management, LLC, April 1999 to present.	N/A	N/A
John H. Lively 1201 N. Calvert St. Baltimore, MD 21202 Age: 45	Secretary	Since 2011	Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), March 2010 to present: Attorney, Husch Blackwell Sanders LLP (law firm), March 2007 to February 2010; Managing Attorney, Raymond James Financial (financial services), September 2005 to March 2007; Assistant General Counsel, AIM Investments (investment advisor), October 2000 to September 2005.	N/A	N/A

Cecil Flamer 1201 N. Calvert St. Baltimore, MD 21202 Age: 67	Treasurer, and Principal Financial Officer	Since 2011	Managing Director, Chief Administrative Officer, Brown Capital Management, LLC, July 2004 to present.	N/A	N/A
Julian G. Winters 1201 N. Calvert St. Baltimore, MD 21202 Age: 45	Chief Compliance Officer	Since 2004	Chief Compliance Officer to the Trust since 2004; Managing Member of Watermark Solutions, LLC (investment compliance and consulting) since March 2007.	N/A	N/A

Required Vote.  Pursuant to the Trust’s Declaration of Trust and By-Laws, one-third of the outstanding shares entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting. Approval of the election of any Nominee requires the affirmative vote of a plurality of the shares of the Trust (all Funds of the Trust voting together as a single class) voted at the Special Meeting in person or by proxy.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE

“FOR”

THE NOMINEES FOR TRUSTEE NAMED IN THIS PROPOSAL.

FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

Quorum.  The shareholders of each Fund vote together as a single class on the election of Trustees. One-third (1/3) of the outstanding shares entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting. Approval of the election of any Nominee requires the affirmative vote of a plurality of the shares of the Trust (all Funds of the Trust voting together as a single class) voted at the Special Meeting in person or by proxy. “Broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) and abstentions will be counted for purposes of determining the presence of a quorum but will not have any effect on the outcome of the election.

Other Business.  The Trustees know of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, they intend that proxies that do not contain specific restrictions to the contrary be voted on such matters in accordance with the judgment of the persons named in the proxy card. The Trust does not have annual meetings and, as such, does not have a policy relating to the attendance by the Trustees at shareholder meetings.

Revocation of Proxies.  If you appoint a proxy by signing and returning your proxy card, you can revoke that appointment at any time before it is exercised. You can revoke your proxy by sending in another proxy with a later date, by notifying the Trust’s Secretary in writing, that you have revoked your proxy prior to the Special Meeting, at the following address: Mr. John H. Lively, 1201 N. Calvert Street, Baltimore, Maryland 21202, or by attending the Special Meeting and voting in person.

Shareholder Proposals.  Any shareholder proposals to be included in the proxy statement for the Trust’s next meeting of shareholders must be received by the Trust within a reasonable period of time before the Trust begins to print and send its proxy materials.

Adjournment.  In the event that a quorum is not present at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy and entitled to vote at the Special Meeting. Signed proxies that have been returned to the Trust without any indication of how the shareholder wished to vote will be voted in favor of the proposal to adjourn the Special Meeting.

Annual and Semi-Annual Reports. The most recent annual and semi-annual reports to shareholders of the Funds (when available) will be provided to shareholders at no cost. To request a report, please call us toll-free at 1.877.892.4226.

Proxy Solicitation Costs. The cost of solicitation of proxies and expenses incurred in connection with the preparation of proxy materials are being borne by the Funds. The estimated cost of solicitation is approximately $80,408. By voting immediately, you can help the Trust avoid the additional expense of a second proxy solicitation.

Only one copy of this Proxy Statement may be mailed to a shareholder holding shares in multiple accounts within a Fund or multiple Funds of the Trust. Additionally, unless the Trust has received contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more shareholders share that address. Additional copies of the Proxy Statement will be delivered promptly upon request. Requests may be sent to: Boston Financial Data Services, 30 Dan Road, Canton, MA 02021.

Outstanding Shares.  The shares outstanding of each Fund of the Trust as of October 17, 2014 are as follows:

The Brown Capital Management Mid-Cap Fund: 3,067,422.56
The Brown Capital Management Small Company Fund: 35,296,341.40
The Brown Capital Management International Equity Fund: 1,165,381.56

Beneficial Ownership.  Exhibit B sets forth the names, addresses and percentage ownership of those shareholders known by the Trust to own beneficially 5% or more of the outstanding shares of a Fund.

INVESTMENT ADVISER AND FUND INFORMATION

Investment Advisor.  Brown Capital Management, LLC, 1201 N. Calvert Street, Baltimore, MD 21202 serves as the investment adviser to each Fund.

Transfer Agent and Administrator.  ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203, serves as the Funds’ administrator, transfer agent and dividend disbursing agent.

Distributor.  ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203 serves as the distributor for shares of the Funds.

Custodian.Union Bank, 350 California Street, 6th Floor, San Francisco, California 94104 serves as custodian for the Funds’ assets.

Independent Registered Pubic Accounting Firm.  BBD, LLP, 1835 Market Street, Philadelphia, PA 19103 serves as the independent registered public accounting firm for the Funds.

Legal Counsel.  The Law Offices of John H. Lively & Associates, Inc., a member firm of The 1940 Act Law GroupTM, 11300 Tomahawk Creek Parkway, Suite 310, Leawood, Kansas 66211 serves as legal counsel to the Trust and the Funds.

Independent Trustee Counsel.  The Law Offices of Morris Simkin, 415 Madison Avenue, Suite 1600, New York, New York 10017, serves as counsel to the Independent Trustees.

INFORMATION ON THE TRUST’S INDEPENDENT ACCOUNTANTS

Selection of Independent Accountants. The Trust’s Audit Committee, which is comprised of the Independent Trustees, has selected BBD, LLP as the (“BBD”) as the independent registered public accounting firm to audit and certify the financial statements of the Funds.

Pursuant to the 1940 Act, the Funds’ shareholders are not being asked at this time to ratify the selection of BBD. Representatives of BBD will not be present at the Special Meeting.

Audit Fees. The aggregate fees billed by BBD to the Trust with respect to the Funds for the fiscal years ended March 31, 2013 and March 31, 2014 were:

Fund	2013	2014
The Brown Capital Management Small Company Fund	$13,500	$13,500
The Brown Capital Management International Equity Fund	$12,000	$12,000
The Brown Capital Management Mid-Cap Fund	$12,000	$12,000

Audit-Related Fees.  The aggregate fees billed by BBD to the Trust with respect to the Funds for the fiscal years March 31, 2013 and March 31, 2014 were:

Fund	2013	2014
The Brown Capital Management Small Company Fund	$0	$0
The Brown Capital Management International Equity Fund	$0	$0
The Brown Capital Management Mid-Cap Fund	$0	$0

Tax Fees.  The aggregate fees billed by BBD to the Trust for the Funds for the fiscal years ended March 31, 2013 and March 31, 2014 were:

Fund	2013	2014
The Brown Capital Management Small Company Fund	$1,500	$1,500
The Brown Capital Management International Equity Fund	$1,500	$1,500
The Brown Capital Management Mid-Cap Fund	$1,500	$1,500

For each of the Funds’ two most recently completed fiscal years, no fees were billed by BBD with regard to the Funds that would be disclosed under the caption “All Other Fees.”

Pre-Approval Policies of the Audit Committee. The Audit Committee is responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence.

During the audit of each Fund’s financial statements for their respective most recent fiscal year ends, less than 50% of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

BBD performed no services for the Trust’s investment adviser or any entity controlling, controlled by, or under common control with the investment advisers that provides ongoing services to the Trust.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE
THAT A QUORUM IS PRESENT AT THE MEETING. A SELF-ADDRESSED, POSTAGE
PREPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

EXHIBIT A – Governance and Nominating Committee Charter

Brown Capital Management Mutual Funds

GOVERNANCE AND NOMINATION COMMITTEE CHARTER

Composition

The Governance and Nomination Committee (the “GN Committee”) shall be composed entirely of Trustees who are not “interested persons” of the Trust as such term is defined under the Investment Company Act of 1940, as amended (“Independent Trustees”) of the Board of Trustees and may be comprised of one or more such Independent Trustees. The GN Committee shall designate one member as chairperson or delegate authority to designate a chairperson to the GN Committee. Members of the GN Committee shall be appointed by the Board of Trustees upon the recommendation of a majority of the Independent Trustees.

Purpose

The purposes of the GN Committee shall be to:

(i)	Assist the Board of Trustees in adopting fund governance practices and meeting certain “fund governance standards.”

(ii)	Represent and assist the Board of Trustees in discharging its responsibility to oversee the composition of the Board;

(iii)	Assess whether it is in the best interest of the Funds’ shareholders to increase or decrease the number of trustees;

(iv)	Determine and assess the qualification of potential candidates, when it is determined that additional trustees are warranted, and when there is a vacancy of one or more trustees;

(v)

Evaluate potential candidates and recommend to the Board of Trustees or shareholders a nominee to fill any such additional or vacant trustee positions (See Appendix A for procedures with respect to nominees to the Board);

(vi)	Review “best practices” in corporate governance and rule changes and developments regarding fund governance;

(vii)

Insure that any changes in trustee composition complies with any and all laws governing qualifications and number of independent trustees and the proportionality thereof to the board as a whole, through the assistance of legal counsel; and

(viii)	Review board compensation annually vis-à-vis best practices in the fund community.

Powers and Duties

To carry out its purpose, the GN Committee shall have the following duties and powers:

(i)	Reviewing workload, size, and composition of the Board of Trustees and recommending changes, as necessary;

(ii)	Monitoring regulatory developments and recommending modifications to the GN Committee’s responsibilities;

(iii)	Considering and recommending the creation of additional committees or changes to Trustee policies and procedures based on rule changes and industry best practices in fund governance;

(iv)	Meet on at least an annual basis to review current needs, undertake board self-assessments and other activities as required;

(v)	Establish policies and procedures, as needed, for the engagement of outside search firms, if required to provide potential trustee candidates;

(vi)	Evaluate compensation of each Trustee taking into consideration the duties, responsibilities and risks associated with serving as a Trustee;

(vii)	Review and discuss with management succession plans and strategies for the board composition;

(viii)	Monitor issues of “best practices” regarding fund governance;

(ix)

To report its activities to the full Board of Trustees on a regular basis and to make such recommendations with respect to the above and other matters as the GN Committee may deem necessary or appropriate; and

(x)

All the powers necessary for the Trust to comply with applicable securities laws and regulations and such other powers and duties as the Board of Trustees may, from time to time, grant or assign to the GN Committee.

Outside Advisors

The GN Committee shall have the authority to retain such outside counsel, experts and other advisors as it determines appropriate to assist it in the performance of its functions and shall receive appropriate funding, as determined by the GN Committee, from the Funds for payment of compensation to any such advisors.

Responsibilities and Methods of Operation

The GN Committee shall meet at such times and places as the GN Committee or Board of Trustees may, from time to time, determine. The GN Committee shall normally meet on at least an annual basis or as often as necessary to carry out its purpose (in each case, as practicable, prior to the meeting of the full Board of Trustees), and is empowered to hold special meetings as circumstances require. The majority of the members of the GN Committee shall constitute a quorum for the conduct of business. The vote of a majority of the members of the GN Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the GN Committee.

The GN Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to utilize Trust outside legal counsel and to retain experts at the expense of the Trust.

The GN Committee shall prepare minutes of each meeting and keep such minutes with the Trust’s records.

The GN Committee shall review this Charter as needed and recommend any changes to the full Board of Trustees.

Adoption

This Charter was adopted on March 30, 2009. This Charter was amended on December 19, 2013.

Appendix A

PROCEDURES WITH RESPECT TO NOMINEES TO THE BOARD

Identification of Candidates. When a vacancy on the Board of Trustees exists or is anticipated, or it is determined that an additional Trustee be added to the Board, and such vacancy or addition is to be filled by an Independent Trustee, the GN Committee shall identify candidates by obtaining referrals from such sources as it may deem appropriate, which may include current Trustees, management of the Trust, counsel and other advisors to the Trustees, and shareholders of the Trust who submit recommendations in accordance with these procedures. In no event shall the GN Committee consider as a candidate to fill any such vacancy an individual recommended by any investment adviser of any series portfolio of the Trust, unless the GN has invited management to make such a recommendation.

Shareholder Candidates. The GN Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder if such recommendation contains: (i) sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner as determined by the GN Committee in its discretion. Shareholders shall be directed to address any such recommendations in writing to the attention of the GN Committee, c/o the Secretary of the Trust. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

Evaluation of Candidates. In evaluating a candidate for a position on the Board of Trustees, including any candidate recommended by shareholders of the Trust, the GN Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of public companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the candidate’s ability to qualify as an Independent Trustee and any other actual or potential conflicts of interest involving the candidate and the Trust; and (viii) such other factors as the GN Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the GN Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

EXHIBIT B – BENEFICIAL OWNERSHIP

The table below sets forth the names, addresses and percentage ownership of those shareholders known by the Trust to own beneficially 5% or more of the outstanding shares of a class of a Fund of the Trust as of October 17, 2014.

NAME & ADDRESS
FUND NAME	(AMOUNT AND PERCENT OWNERSHIP)

Charles Schwab & Co., Inc.
Small Company Fund	Attn: Mutual Funds Dept.
Investor Class Shares	101 Montgomery Street
San Francisco, CA 94104
10,131,043 / 37.52%[1]

Nationwide Life Ins. Co. DCVA
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, Ohio 43218
1,690,937 / 6.26%

TD Ameritrade Inc. for the Exclusive
Benefit of Our Customers
P.O. Box 2226
Omaha, NE 68103
1,475,876 / 5.46%

NFS LLC FEBO
FIIOC as agent for Qualified Employee
Benefit Plan
(401k) FINOPS-IC Funds
100 Magellan Way KWIC
Covington, KY 41015
1,390,319 / 5.15%

Wells Fargo Bank FBO Various Ret.
Plans
1525 West WT Harris Blvd.
Charlotte, NC 2822-1076
1,387,937 / 5.14%

Small Company Fund	Charles Schwab & Co.
Institutional Class Shares	Attn: Mutual Funds Dept.
101 Montgomery Street
San Francisco, CA 94104
1,795,773 / 21.65%

NFS LLC FEBO
FIIOC as Agent For
Qualified Employee Benefit Plans
(401k) FINOPS-IC Funds
100 Magellan Way KWIC
Covington, KY 41015
1,170,490 / 14.11%

TD Ameritrade, Inc.
For the exclusive benefit of our
customers
P.O. Box 2226
Omaha, NE 68103-2226
531,948 / 6.41%

Mid-Cap Fund	Charles Schwab & Co., Inc.
Investor Class Shares	Attn: Mutual Funds Dept.
101 Montgomery Street
San Francisco, CA 94104
117,648 / 11.24%

TD Ameritrade FEBO
Our Clients
P.O. Box 2226
Omaha, NE 68103-2226
91,957 / 8.78%

NFS LLC FEBO
FIIOC as Agent for
Qualified Employee Benefit Plans
FINOPS-IC Funds
100 Magellan Way KWIC
Covington, KY 41015
80,049 / 7.65%

First Clearing, LLC
A/C 6502-8264
2801 Market Street
St. Louis, MO 63103
62,330 / 5.95%

Mid-Cap Fund	Charles Schwab & Co., Inc.
Institutional Class Shares	Attn: Mutual Funds Dept.
101 Montgomery Street
San Francisco, CA 94104
1,199,029 / 59.34%[1]

Brown Capital Management, LLC
Attn: Donna Courtney
1201 N. Calvert Street
Baltimore, MD 21202
112,209 / 5.55%[2]

International Equity Fund	NFS LLC FEBO
Investor Class Shares	FMT CO CUST IRA
FBO Susan J. Lewis
10011 Turtle Hill Drive
Fort Myers, FL 33913
7,513 / 7.30%

Clay B. Opara
3442 Woodberry Ave.
Baltimore, MD 21211
7,020 / 6.82%

Charles Schwab & Co., Inc.
Attn: Mutual Funds Dept.
101 Montgomery Street
San Francisco, CA 94104

5,922 / 5.75%

International Equity Fund
Institutional Class Shares	Wells Fargo Bank NA FBO
Shamrock Foods Co. – Alt Inv
P.O. Box 1533
Minneapolis, MN 55480
507,416 / 47.75% [1]

Delaplaine B. Trust,
George Delaplaine Jr. &
George Delaplaine III TTEES
c/o Cass Parker
Allfirst Trust Company
P.O. Box 1596
Baltimore, MD 21203
134,343 / 12.64%

Delaplaine 1989 Family Trust
George Delaplaine Jr. &
George Delaplaine III TTEES
c/o Cass Parker
Allfirst Trust Company
P.O. Box 1569
Baltimore, MD 21203
125,436 / 11.81%

Brown Capital Management Money
Purchase and Profit Sharing Trust
Attn: Kim Malkowski
1201 N. Calvert Street
Baltimore, MD 21202
70,088 / 7.44% [2]

Brown Capital Management, LLC
Attn: Donna Courtney
1201 N. Calvert Street
Baltimore, MD 21202
59,413 / 5.59%[2]

[1]

Deemed a “control person” of the Fund as defined by applicable SEC regulations. Such control may affect the voting rights of other shareholders. For example, persons exercising control will have more ability to influence the outcome of matters submitted to shareholders to be voted upon.

[2]	Controlled by Eddie C. Brown, a Trustee and control person of the Advisor, and C. Sylvia Brown.

PROXY CARD
Brown Capital Management Mutual Funds

Proxy for a meeting of shareholders to be held on December 11, 2014

The undersigned hereby appoints Keith A. Lee and Robert L. Young, III as Proxies of the undersigned, with full power of substitution, and hereby authorizes them to vote on behalf of the undersigned all shares of the Fund(s) listed on the following page that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund(s) to be held at 9:00 a.m., Eastern Time, on December 11, 2014 at the offices of the Trust at 1201 N. Calvert St., Baltimore, Maryland 21202 and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

YOUR VOTE IS IMPORTANT!

PROXY TABULATOR	Vote by Internet
PO BOX 55909 BOSTON, MA 02205-5909	Please go to the electronic voting site at www.2voteproxy.com/bcm. Follow the on-line instructions provided.

Vote by Telephone
Call toll free at 1-800-830-3542 and follow the recorded instructions provided.

Vote by Mail
To vote your proxy by mail, check the appropriate voting boxes on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.
Please ensure the address below shows through the window of the envelope provided.

PROXY TABULATOR
PO BOX 55909
BOSTON, MA 02205-9100

Brown Capital Management Mutual Funds

The Brown Capital Management Mid-Cap Fund
The Brown Capital Management Small Company Fund
The Brown Capital Management International Equity Fund

Proxy for a meeting of shareholders to be held on December 11, 2014

The undersigned hereby appoints Keith A. Lee and Robert L. Young, III as Proxies of the undersigned, with full power of substitution, and hereby authorizes them to vote on behalf of the undersigned all shares of the Fund(s) listed on the following page that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund(s) to be held at 9:00 a.m., Eastern Time, on December 11, 2014 at the offices of the Trust at 1201 N. Calvert St., Baltimore, Maryland 21202 and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

Shares represented by your duly executed proxy will be voted in accordance with your instructions. If no instructions are made on a submitted proxy, the proxy will be voted FOR the election of each Trustee.

Note: Signature(s) should agree with the name(s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature

Signature (Joint owners)

Date

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Important Notice Regarding Availability of Proxy Materials for the
Shareholder Meeting to be held on December 11, 2014:
This Proxy Statement is Available online at the Following Website:

http://www.2voteproxy.com/bcm

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE “FOR” THE NOMINEES
FOR TRUSTEE NAMED IN THIS PROPOSAL.

1.	To elect four Trustees to the Board of Trustees of the Trust.
		FOR	WITHHOLD	FOR ALL
	Nominees:	ALL	FOR ALL	EXCEPT*

01) Keith A. Lee 02) James H. Speed, Jr. 03) Louis G. Hutt, Jr.
	04) Claude Z. Demby	*To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

2.	To transact such other business as may properly come before the Special Meeting and any postponement or adjournment thereof.

PLEASE VOTE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.